UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2021

URBAN OUTFITTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-22754	23-2003332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 South Broad St., Philadelphia, PA	19112-1495
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 454-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.0001 per share	URBN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 8, 2021, Urban Outfitters, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders (i) elected each of the Company’s ten nominees for director to serve a term expiring at the Annual Meeting of Shareholders in 2022, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2022 and (iii) approved, in an advisory, non-binding vote, the compensation of the Company’s named executive officers. The results of the voting on the proposals presented at the Annual Meeting were as follows:

1. Proposal No. 1: Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Vote
Edward N. Antoian	89,909,941	285,700	269,243	4,647,486
Sukhinder Singh Cassidy	82,118,832	8,074,515	271,537	4,647,486
Harry S. Cherken, Jr.	59,763,349	30,427,231	274,304	4,647,486
Margaret A. Hayne	87,955,536	2,236,466	272,882	4,647,486
Richard A. Hayne	89,589,257	531,290	344,337	4,647,486
Elizabeth Ann Lambert	88,880,658	1,311,900	272,326	4,647,486
Amin N. Maredia	89,131,460	1,061,109	272,315	4,647,486
Wesley McDonald	89,136,354	1,055,453	273,077	4,647,486
Todd R. Morgenfeld	87,153,789	3,036,309	274,786	4,647,486
John C. Mulliken	90,000,490	189,749	274,645	4,647,486

2. Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal Year 2022.

For	Against	Abstain	Broker Non-Vote
94,661,143	185,227	266,000	0

3. Proposal No. 3: Advisory, non-binding vote to approve executive compensation.

For	Against	Abstain	Broker Non-Vote
80,404,935	9,781,620	278,330	4,647,486

Item 8.01.	Other Events.

Board Committees

Following the Annual Meeting, the Company’s Board of Directors (the “Board”) reconstituted the membership of its Nominating and Governance Committee, decreasing membership from four to three to eliminate the vacancy created as a result of a Board member’s resignation from the committee. The following table reflects the new Board positions:

	Edward N. Antoian	Sukhinder Singh Cassidy	Harry S. Cherken, Jr.	Margaret A. Hayne	Richard A. Hayne	Elizabeth Ann Lambert	Amin N. Maredia	Wesley McDonald	Todd R. Morgenfeld	John C. Mulliken
Chairman of the Board					X
Lead Independent Director	X
Committee Memberships
Audit	X							Chair	X
Compensation and Leadership Development						X	X	X	Chair
Nominating and Governance		Chair				X				X

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN OUTFITTERS, INC.

Date: June 14, 2021	By:	/s/ Melanie Marein-Efron
Melanie Marein-Efron
Chief Financial Officer